Exhibit 99.2        VNT Audited Financial  Statements

                      VIGILANT NETWORK TECHNOLOGIES, INC.
                         (A Development Stage Company)
                         Financial Statement and Notes

Report of Independent Registered Public Accounting Firm ................. F-2


Balance Sheet at July 1, 2005 ........................................... F-3


Statement of Operations for the period from June 14, 2005
     (inception) through July 1, 2005 ................................... F-4


Statement of Changes in Shareholder's Equity for the period from
     June 14, 2005 (inception) through July 1, 2005 ..................... F-5


Statement of Cash Flows for the period from June 14, 2005
     (inception) through July 1, 2005 ..................................  F-6


Notes to Financial Statements ........................................... F-7

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
Vigilant Network Technologies, Inc.:


We have audited the balance sheet of Vigilant Network Technologies, Inc. as of July 1, 2005, and the related statements of operations, changes in shareholder's equity, and cash flows, for the period from June 14, 2005 (inception) through July 1, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vigilant Network Technologies, Inc. as of July 1, 2005, and the results of its operations and its cash flows for the period from June 14, 2005 (inception) through July 1, 2005 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered operating losses since inception, which raises a substantial doubt about its ability to continue as a going concern. Management's plans in regard to this matter are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/Cordovano and Honeck, LLP
Cordovano and Honeck, LLP
Denver, Colorado
November 10, 2005

                      VIGILANT NETWORK TECHNOLOGIES, INC.
                         (A Development Stage Company)
                                 Balance Sheet

                                  July 1, 2005

                                     Assets

Current assets:
      Cash                                                       $ 465,000
      Prepaid consulting services (Notes 1 and 2)                   14,000
                                                                 ---------
            Total current assets                                   479,000

License issue fee (Notes 1 and 2)                                   50,000
                                                                 ---------
            Total assets                                         $ 529,000
                                                                 =========
                              Shareholder's Equity

Shareholder's equity (Note 1):
      Common stock, no par value; 1,000,000 shares authorized,
             1,000 shares issued and outstanding                        10
      Additional paid-in capital                                   579,990
      Deficit accumulated during the development stage             (51,000)
                                                                 ---------

            Total shareholder's quity                            $ 529,000
                                                                 =========

                 See accompanying notes to financial statements

                      VIGILANT NETWORK TECHNOLOGIES, INC.
                         (A Development Stage Company)
                             Statement of Oerations

                 June 14, 2005 (Inception) through July 1, 2005


Operating expenses:
    Research and development  consulting                        $  1,000
    License issue fee                                             50,000
                                                                --------
            Total operating expenses                              51,000
                                                                --------
            Loss before income taxes                             (51,000)

Income tax provision (Note 3)                                       --
                                                                --------

            Net loss                                            $(51,000)

                                                                ========

Basic and diluted loss per share                                $ (51.00)
                                                                ========


Weighted average common shares outstanding                         1,000
                                                                ========

                 See accompanying notes to financial statements

                      VIGILANT NETWORK TECHNOLOGIES, INC.
                         (A Development Stage Company)
                  Statement of Changes in Stockholeers' Equity

                                                                             Deficit
                                                                          Accumulated
                                          Common Stock         Additional  During the
                                      ---------------------     Paid-in    Development
                                        Shares       Par        Capital       Stage       Total
                                      ---------   ---------   ---------    ---------    ---------
Balance, June 14, 2005 (inception)         --     $    --     $    --      $    --

June 2005 sale of common stock
            $580 per share (Note 1)       1,000          10     579,990         --        580,000
Net loss                                   --          --          --       (51,000)      (51,000)
                                      ---------   ---------   ---------    ---------    ---------

Balance, July 1, 2005                     1,000   $      10   $ 579,990    $ (51,000)   $ 529,000
                                      =========   =========   =========    =========    =========

                 See accompanying notes to financial statements

                      VIGILANT NETWORK TECHNOLOGIES, INC.
                         (A Development Stage Company)
                            Statement of Cash Flows

                 June 14, 2005 (Inception) through July 1, 2005

Cash flows from operating activities:
     Net loss                                                      $ (51,000)
     Adjustments to reconcile net loss to cash flows
        from operating activities:
           Changes in current assets and current liabilities:
              Increase in receivables and other current assets       (64,000)
                                                                   ---------
                       Net cash used in
                         operating activities                       (115,000)
                                                                   ---------

Cash flows from financing activities:
     Cash proceeds from sale of stock                                580,000
                                                                   ---------
                       Net cash provided by financing activities     580,000
                                                                   ---------

                         Net change in cash                          465,000

Cash, beginning of period                                               --
                                                                   ---------

Cash, end of period                                                $ 465,000
                                                                   =========

Supplemental disclosure of cash flow information:
     Income taxes                                                  $    --
                                                                   =========
     Interest                                                      $    --
                                                                   =========

                 See accompanying notes to financial statements

                      VIGILANT NETWORK TECHNOLOGIES, INC.
                         (A Development Stage Company)
                         Notes to Financial Statements


NOTE 1: NATURE OF ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Nature of Organization

     Vigilant Network Technologies, Inc. (the "Company") was incorporated under the laws of the State of Florida on June 14, 2005 to conduct any and all lawful business. On July 1, 2005, the Company was acquired by Manakoa Services Corporation ("Manakoa") (see Note 4).

     On June 30, 2005, the Company sold 1,000 shares of its common stock to Utek Corporation (amex: UTK) ("Utek").

     Also on June 30, 2005, the Company entered into an Exclusive Patent and Copyright License Agreement with the Regents of the University of California. The Company paid a non-refundable License Issue Fee in the amount of $100,000 and a Technical Assistance Fee in the amount of $15,000 (see Note 2). The license fee is non-refundable unless the Company's commercialization plan is deemed unacceptable by the University. If the plan is deemed unacceptable, the license agreement will terminate and may be converted to a non-exclusive license. If the license is converted to a non-exclusive license, the University will refund $50,000 to the Company. To date, no commercialization plan has been deemed acceptable or unacceptable. Any amount not used in excess of $1,000 of the Technical Assistance Fee will be refunded to the Company.

     The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. As shown in the accompanying consolidated financial statements, the Company has suffered losses since inception. This factor, among others, raises a substantial doubt about the Company's ability to continue as a going concern for a reasonable time.

     The financial statements do not include any adjustments relating to the recoverability and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company's continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis and ultimately to attain profitability. The Company plans to seek funding to maintain its operations through debt and equity financing. There is no assurance that the Company will be successful in its efforts to raise additional working capital or achieve profitable operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

     Summary of Significant Accounting Policies

     Use of estimates

     The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 1: NATURE OF ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

     Cash equivalents

     For the purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents. The Company had no cash equivalents at July 1, 2005.

     License fees and royalties

     License fees and royalties are stated at cost and are expensed in the year they are paid.

     Impairment of long-lived assets

     The Company evaluates the carrying value of its long-lived assets under the provisions of SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". Statement No. 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted future cash flows estimated to be generated by those assets are less than the assets' carrying amount. If such assets are impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying value or fair value, less costs to sell.

     Net loss per share

     Basic earnings/loss per share is computed by dividing income available to common shareholders (the numerator) by the weighted-average number of common shares (the denominator) for the period. The computation of diluted earnings per share is similar to basic earnings per share, except that the denominator is increased to include the number of additional common shares that would have been outstanding if potentially dilutive common shares had been issued.

     At July 1, 2005, there was no variance between basic and diluted loss per share as there were no potentially dilutive common shares outstanding.

     Income taxes

     Income taxes are provided for the tax effects of transactions reported in the consolidated financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the recorded book basis and the tax basis of assets and liabilities for financial and income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes are also recognized for operating losses that are available to offset future taxable income and tax credits that are available to offset future federal income taxes.

     New accounting pronouncements

     Consolidation of Variable Interest Entities

     Financial  Accounting  Standards  Board  Interpretations   ("FIN")  No.  46
     "Consolidation  of Variable  Interest  Entities" was effective  immediately

NOTE 1: NATURE OF ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

     upon its issuance during fiscal 2003 for all enterprises with interests in variable interest entities created after January 31, 2003. In December 2003, FASB issued FIN No. 46 (R) that changes the effective dates for the recording of interests in variable interest entities created before February 1, 2003 beginning with the first interim reporting period ending after March 15, 2004. If an entity is determined to be a variable interest entity, it must be consolidated by the enterprise that absorbs the majority of the entity's expected losses if they occur, or receives a majority of the entity's expected residual returns if they occur, or both. Where it is reasonably possible that the enterprise will consolidate or disclose information about a variable interest entity, the enterprise must disclose the nature, purpose, size and activity of the variable interest entity and the enterprise's maximum exposure to loss as a result of its involvement with the variable interest entity in all financial statements issued after January 31, 2003. The adoption of this interpretation in 2004 is not expected to have an effect on the Company's financial statements.

     Revenue Recognition

     In December 2003, the staff of the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin ("SAB") No. 104, "Revenue Recognition," which supersedes SAB No. 101, "Revenue Recognition in
     Financial Statements." SAB No. 104's primary purpose is to rescind the accounting guidance contained in SAB No. 101 related to multiple-element revenue arrangements that was superseded as a result of the issuance of Emerging Issues Task Force ("EITF") Issue No. 00-21, "Accounting for Revenue Arrangements with Multiple Deliverables." Additionally, SAB No. 104 rescinds the SEC's related Revenue Recognition in Financial Statements Frequently Asked Questions and Answers issued with SAB No. 101 that had been codified in SEC Topic 13, "Revenue Recognition." While the wording of SAB No. 104 has changed to reflect the issuance of EITF Issue No. 00-21, the revenue recognition principles of SAB No. 101 remain largely unchanged by the issuance of SAB No. 104, which was effective upon issuance. The Company's adoption of SAB No. 104 did not have a material effect on its financial position or results of operations.

     Financial Instruments with Characteristics of Both Liabilities and Equity

     On May 15, 2003, the FASB issued Statement No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". Statement 150 establishes standards for classifying and measuring as liabilities certain financial instruments that embody obligations of the issuer and have characteristics of both liabilities and equity. Statement 150 represents a significant change in practice in the accounting for a number of financial instruments, including mandatorily redeemable equity instruments and certain equity derivatives that frequently are used in connection with share repurchase programs. The Company currently does not use such instruments. Statement 150 is effective for all financial instruments created or modified after May 31, 2003, and to other instruments as of September 1, 2003. The Company has adopted Statement 150 and does not believe the effect of adopting this statement will have a material impact on its financial position, results of operations or cash flows.

NOTE 2: LICENSE RIGHTS AND AGREEMENTS

     License rights

     The Company acquired exclusive license rights to certain a Network Topology Mapper Patent and certain Network Mapper Software and Quarantine Software.

     In consideration for the license, the Company agreed to the following payments:

          o    $100,000 License Issue Fee, described in Note 1, above

          o    $15,000 Technical Assistance Fee, described in Note 1, above

          o Annual license fees due and payable according to the following schedule:

          o    license fees due and payable according to the following schedule:

    July 1, 2006          $10,000       July 1, 2014        $40,000
    July 1, 2007          $20,000       July 1, 2015        $40,000
    July 1, 2008          $30,000       July 1, 2016        $40,000
    July 1, 2009          $40,000       July 1, 2017        $40,000
    July 1, 2010          $40,000       July 1, 2018        $40,000
    July 1, 2011          $40,000       July 1, 2019        $40,000
    July 1, 2012          $40,000       July 1, 2020        $40,000
    July 1, 2013          $40,000       July 1, 2021        $40,000


     In addition, royalties equal to 5% of net sales are due quarterly during the term of the agreement. The University will credit the annual license fee against any royalties earned during the same year. Moreover, if the University is involved in the sublicense within the first 12 months, the University will receive 80% of all consideration, except the first $35,000 of sublicense issue fees, for such sublicense of the licensed invention. The Company will not owe any consideration to the University for the first $35,000 of sublicense issue fees. If the University is not involved with the sublicense, the University will receive 50% of all consideration for the licensed invention.

NOTE 3: INCOME TAXES

     A reconciliation of the U.S. statutory federal income tax rate to the effective rate is as follows:



                                                                 July 1,
                                                                  2005
                                                            ------------
     U.S. federal statutory graduated rate                        15.00%
     State income tax rate, net of federal benefit                 4.68%
     Net operating loss for which no tax benefit
       is currently available                                    -19.68%
                                                             -----------
                    Effective rate                                 0.00%
                                                             ===========
                                      F-7

     At July 1, 2005, deferred taxes consisted of a net tax asset of $10,034, due to operating loss carryforwards of $51,000, which was fully allowed for in the valuation allowance of $10,034. The valuation allowance offsets the net deferred tax asset for which there is no assurance of recovery. The deferred tax assets for the period from June 14, 2005 (inception) through July 1, 2005, was $10,034. The change in the valuation allowance for the period from June 14, 2005 (inception) through July 1, 2005 was also $10,034. Net operating loss carryforwards will expire through 2025.

     The valuation allowance will be evaluated at the end of each year, considering positive and negative evidence about whether the asset will be realized. At that time, the allowance will either be increased or reduced; reduction could result in the complete elimination of the allowance if positive evidence indicates that the value of the deferred tax asset is no longer impaired and the allowance is no longer required.

     Should the Company undergo an ownership change as defined in Section 382 of the Internal Revenue Code, the Company's tax net operating loss carryforwards generated prior to the ownership change will be subject to an annual limitation, which could reduce or defer the utilization of these losses.

NOTE 4: ACQUISITION BY MANAKOA SERVICES CORPORATION

     On July 1, 2005, Manakoa Services Corporation entered into an Agreement and Plan of Acquisition to acquire the Company from Utek. Manakoa acquired all of the outstanding common shares of the Company from Utek in exchange for 5,365,854 shares of Manakoa's common stock. The exchange of equity interests occurred on July 1, 2005, which resulted in the Company becoming Manakoa's wholly-owned subsidiary. Manakoa conducted the acquisition in order to obtain the license rights held by the Company.